UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 10, 2023

Meta Materials Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Research Drive

Dartmouth, Nova Scotia, Canada B2Y 4M9

(Address of principal executive offices, including zip code)

(902) 482-5729

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 10, 2023, Meta Materials Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”), by and among the Company, Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc., and Roth Capital Partners, LLC (each, an “Agent” and together, the “Agents”), pursuant to which the Company may offer and sell, from time to time through the Agents, acting as its agent, or directly to the Agents acting as principal, shares of the Company’s common stock, par value $0.001 per share, having an aggregate offering price of up to $100,000,000 (the “Shares”).

The offer and sale of the Shares will be made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-268282) (the “Registration Statement”) that was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on November 18, 2022, and a related prospectus supplement, which the Company filed with the SEC on February 10, 2023.

The Company is not obligated to sell any Shares pursuant to the Sales Agreement. Subject to the terms and conditions of the Sales Agreement, the Agents have agreed to use commercially reasonable efforts, consistent with their normal trading and sales practices and applicable law and regulations, to sell Shares from time to time in accordance with the Company’s instructions including any price, time or size limits or other customary parameters or conditions the Company may impose.

Under the Sales Agreement, the Agents may sell Shares by any method permitted by law and deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended, and the rules and regulations thereunder, including by ordinary brokers’ transactions through the facilities of The Nasdaq Capital Market (“Nasdaq”) or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, in block transactions or as otherwise permitted by law. Subject to the terms and conditions of the Sales Agreement, the Company may also from time to time sell Shares to the Agents as principals.

The Sales Agreement may be terminated for any reason, at any time by either the Company or the Agents upon the prior written notice to the other parties.

The Company has agreed to pay the Agents an aggregate commission equal to 3.0% of the gross proceeds from the sales of Shares pursuant to the Sales Agreement and has agreed to provide the Agents with customary indemnification and contribution rights. The Company will also reimburse the Agents for certain specified expenses in connection with entering into and maintaining the Sales Agreement. The Sales Agreement contains customary representations and warranties and conditions to the placements of the Shares pursuant thereto.

The foregoing summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The Sales Agreement contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of the Sales Agreement and in the context of the specific relationship between the parties. The provisions of the Sales Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Sales Agreement and are not intended as a document for investors and the public to obtain factual information about the Company’s current state of affairs. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

Ballard Spahr, counsel to the Company, has issued a legal opinion relating to the validity of the Shares being offered pursuant to the Sales Agreement. A copy of such legal opinion, including the consent included therein, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On February 10, 2023, the Company filed a prospectus supplement with the SEC in connection with the Sales Agreement, which contained certain preliminary estimated financial information as of and for the quarter and fiscal year ended December 31, 2022 presented below. The preliminary estimated financial information has been prepared by, and is the responsibility of, the Company’s management. KPMG LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimated financial information provided below.

On December 14, 2022, the Company completed the spin-off of Next Bridge Hydrocarbons, Inc. (“NBH”) by distributing the Company’s equity interests in NBH to holders of its Series A Non-Voting Preferred Stock, par value $0.001 per share (the “Spin-off”) and recognized note and loan receivables as part of the associated transactions. As of December 31, 2022, the balance of these notes and loan receivables consisted of $20 million principal excluding interest and other adjustments relating to costs associated with the Spin-off.

The Company’s preliminary unaudited estimates for the fourth quarter and fiscal year ended December 31, 2022 are as follows:

•	$11.8 million in cash, cash equivalents and short-term investments as of December 31, 2022;

•	$1.4 million in consolidated total revenue for the fiscal quarter ended December 31, 2022;

•	$10.2 million in consolidated total revenue for the fiscal year ended December 31, 2022;

•	Between $21 and $30 million in consolidated comprehensive loss for the fiscal quarter ended December 31, 2022;

•	Between $91 and $100 million in consolidated comprehensive loss for the fiscal year ended December 31, 2022;

•	Between $(0.06) and $ (0.09) loss per share for the fiscal quarter ended December 31, 2022; and

•	Between $(0.26) and $(0.29) loss per share for the fiscal year ended December 31, 2022.

The Company’s preliminary estimates of these financial results are based solely on information available to it as of the date of this Current Report on Form 8-K and are inherently uncertain and subject to change, including finalizing accounting for the Spin-off and the impact of any adjustments pertaining to business combinations made during the measurement period. The Company’s actual results remain subject to the completion of management’s final review and other closing procedures, as well as the completion of the audit of its annual consolidated financial statements. These preliminary estimates are not a comprehensive statement of the Company’s expected financial results for the three-month period and the fiscal year ended December 31, 2022 and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. In addition, these preliminary estimates for the fiscal quarter ended December 31, 2022 are not necessarily indicative of the results to be achieved in any future period. Accordingly, investors should not place undue reliance on these preliminary estimated financial results. The Company’s actual audited consolidated financial statements and related notes as of and for the fiscal year ended December 31, 2022 will be reflected in the Company’s consolidated financial statements for the quarter and year when they are completed and publicly disclosed.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Ballard Spahr

10.1	At Market Issuance Sales Agreement dated February 10, 2023, by and between the Company and the Agents

23.1	Consent of Ballard Spahr. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META MATERIALS INC.

Date: February 10, 2023	By:	/s/ Ken Rice
Ken Rice
Chief Financial Officer & Chief Operating Officer